UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 15, 2003


                            GS Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2003-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of April 1, 2003 among Goldman Sachs Asset Backed Securities Corp., as Depositor, Goldman Sachs Mortgage Company as Seller, The Huntington National Bank, as Servicer, and JPMorgan Chase Bank, as Indenture Trustee.

     On June 15, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 15, 2003 is filed as
               Exhibit 99.1 hereto.

GS AUTO LOAN TRUST 2003-1
-----------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  August 18, 2003           By: /s/  Michael A. Smith
                                  --------------------------------------------

                                   Michael A. Smith
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 15, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 15, 2003


                                              GS AUTO LOAN TRUST 2003-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    August 15, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       118,614,000.00    65,195,346.69   18,355,035.19       72,982.57    18,428,017.76    0.00        0.00       46,840,311.50
A2       138,336,000.00   138,336,000.00            0.00      177,300.64       177,300.64    0.00        0.00      138,336,000.00
A3       124,956,000.00   124,956,000.00            0.00      216,173.88       216,173.88    0.00        0.00      124,956,000.00
A4       114,082,000.00   114,082,000.00            0.00      258,205.59       258,205.59    0.00        0.00      114,082,000.00
B         17,148,000.00    17,148,000.00            0.00       37,454.09        37,454.09    0.00        0.00       17,148,000.00
C          9,233,000.00     9,233,000.00            0.00       28,837.74        28,837.74    0.00        0.00        9,233,000.00
D         11,666,000.00    11,666,000.00            0.00       53,469.17        53,469.17    0.00        0.00       11,666,000.00
CERT               0.00             0.00            0.00            0.00             0.00    0.00        0.00                0.00
TOTALS   534,035,000.00   480,616,346.69   18,355,035.19      844,423.68    19,199,458.87    0.00        0.00      462,261,311.50
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1        36292RAA9        549.64293161   154.74594222    0.61529474   155.36123695    394.89698939     A1        1.300000 %
A2        36292RAB7      1,000.00000000     0.00000000    1.28166667     1.28166667  1,000.00000000     A2        1.538000 %
A3        36292RAC5      1,000.00000000     0.00000000    1.73000000     1.73000000  1,000.00000000     A3        2.076000 %
A4        36292RAD3      1,000.00000000     0.00000000    2.26333330     2.26333330  1,000.00000000     A4        2.716000 %
B         36292RAE1      1,000.00000000     0.00000000    2.18416667     2.18416667  1,000.00000000     B         2.621000 %
C         36292RAF8      1,000.00000000     0.00000000    3.12333369     3.12333369  1,000.00000000     C         3.748000 %
D         36292RAG6      1,000.00000000     0.00000000    4.58333362     4.58333362  1,000.00000000     D         5.500000 %
TOTALS                     899.97162487    34.37047233    1.58121412    35.95168644    865.60115255
---------------------------------------------------------------------------------------------------  ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               STANISLAV PERTSEV
              JPMorgan Chase Bank - Structured Finance Services NY
                    4 NEW YORK PLAZA FLR 6, SBS-ABS 6/ 4NYP,
                            New York, New York 10004
                              Tel: (212) 623-5183
                              Fax: (212) 623-5933
                     Email: STANISLAV.PERTSEV@JPMORGAN.COM
                     ---------------------------------------

Sec. 5.07 (a),(b)         Collections received with respect to the Receivables
                                        Payments Collected Attributed to Principal                                     8,527,319.50
                                        Accounts Paid in Full                                                          7,899,853.33
                                        Liquidated Receivables(including Cram-downs)                                     255,506.87
                                        Repurchased Receivables                                                                0.00
                                        Small Balance Write Offs(<=$25)                                                       39.39
                                        Other Principal Reductions                                                           811.79

                                        Payments Collected Attributable to Interest                                    3,193,986.57

Sec. 5.07                 Principal Allocations
     (c),(d),(e),(f)                    Regular Principal Allocation                                                  12,592,678.95
                                        Regular Principal Allocation per $1,000 original principal balance              23.87498140
                                        First Allocation of Principal                                                          0.00
                                        First Allocation of Principal per $1,000 original principal balance              0.00000000
                                        Second Allocation of Principal                                                         0.00
                                        Second Allocation of Principal per $1,000 original principal balance             0.00000000
                                        Third Allocation of Principal                                                  5,762,356.24
                                        Third Allocation of Principal per $1,000 original principal balance             10.92508978

Sec. 5.07 (g)             Pool Balance
                                        Beginning Pool Balance                                                       479,871,521.33
                                        Ending Pool Balance                                                          463,187,990.45

Sec. 5.07 (h)             Principal Distribution Amounts
                                        Principal Distribution - A-1                                                  18,355,035.19
                                        Principal Distribution - A-2                                                           0.00
                                        Principal Distribution - A-3                                                           0.00
                                        Principal Distribution - A-4                                                           0.00
                                        Principal Distribution - B                                                             0.00
                                        Principal Distribution - C                                                             0.00
                                        Principal Distribution - D                                                             0.00

Sec. 5.07(i),(j)          Fees Paid
                                        Servicing Fee                                                                    399,892.93
                                        Servicing Fee per $1,000 original principal balance                              0.75817357
                                        Reimbursement of Servicing Advances                                                2,284.80
                                        Reimbursement of Servicing Advances per $1,000 original principal balance        0.00433185
                                        Reimbursement of Previous Monthly Int Advances                                   140,384.18
                                        Reimbursement of Prev Monthly Int Advances per $1,000 original prin balance      0.26616018
                                        Owner Trustee Fee                                                                    833.33
                                        Owner Trustee Fee per $1,000 original principal balance                          0.00157994
                                        Indenture Trustee Fee                                                                662.50
                                        Indenture Trustee Fee per $1,000 original principal balance                      0.00125606

Sec. 5.07 (k)             Current Period Losses
                                        Realized Losses                                                                  132,863.72
                                        Cram Down Losses                                                                       0.00

Sec. 5.07 (l),(o)         Current Period Liquidated or Purchased Receivables
                                        Principal Balance of Liquidated/Defaulted Receivables                            255,506.87
                                        Principal Balance of Repurchased Receivables                                           0.00

Section 5.07(m)           Delinquency Information
                                        Group Totals
                                                                                  Principal
                                        Period                Number                Balance              Percentage
                                       30-59 days                    125             2,130,924.00                  0.46 %
                                       60-89 days                     50               856,709.00                  0.18 %
                                       90+days                        27               488,097.00                  0.11 %
                                        Total                        202             3,475,730.00                  0.75 %

Sec. 5.07 (n)             Interest Distribution Amounts
                                         Interest Distribution - A-1                                                     72,982.57
                                         Interest Carryover Shortfall - A-1                                                   0.00
                                         Cumulative Interest Carryover Shortfall - A-1                                        0.00

                                         Interest Distribution - A-2                                                    177,300.64
                                         Interest Carryover Shortfall - A-2                                                   0.00
                                         Cumulative Interest Carryover Shortfall - A-2                                        0.00

                                         Interest Distribution - A-3                                                    216,173.88
                                         Interest Carryover Shortfall - A-3                                                   0.00
                                         Cumulative Interest Carryover Shortfall - A-3                                        0.00

                                         Interest Distribution - A-4                                                    258,205.59
                                         Interest Carryover Shortfall - A-4                                                   0.00
                                         Cumulative Interest Carryover Shortfall - A-4                                        0.00

                                         Interest Distribution - B                                                       37,454.09
                                         Interest Carryover Shortfall - B                                                     0.00
                                         Cumulative Interest Carryover Shortfall - B                                          0.00

                                         Interest Distribution - C                                                       28,837.74
                                         Interest Carryover Shortfall - C                                                     0.00
                                         Cumulative Interest Carryover Shortfall - C                                          0.00

                                         Interest Distribution - D                                                       53,469.17
                                         Interest Carryover Shortfall - D                                                     0.00
                                         Cumulative Interest Carryover Shortfall - D                                          0.00

Sec. 5.07 (p)             Repossession Information (Total Inventory)
                                         Number of Receivables as to which vehicles have been Repossessed                       35
                                         Balance of Receivables as to which vehicles have been Repossessed              686,486.00

Sec. 5.07 (q)             Extension Information
                                        Number of Extensions Granted                                                          226
                                        Principal Amount of Extensions Granted                                       3,582,018.00

Sec. 5.07 (r)             Overcollateralization Amounts
                                        Overcollateralization Target Amount                                          9,263,759.81
                                        Ending Overcollateralization Amount                                            926,678.95

Sec. 5.07 (s)             Cumulative Net Loss Ratio                                                                   0.0396 %

Sec. 5.07 (t)             Annualized Net Loss Ratio                                                                   0.1291 %

Sec. 5.07 (u)             Three-Month Annualized Net Loss Ratio                                                       0.1721 %

Sec. 5.07 (v)             Pool Delinquency Percentage                                                                 0.6165 %

Sec. 5.07 (w)             WAC                                                                                         7.5200 %

Sec. 5.07 (w)             WAM                                                                                        53.7500 %



             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.